UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________________
FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2021
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 Codexis, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-34705	71-0872999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Penobscot Drive
Redwood City, CA 94063
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code (650) 421-8100
Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading	Name of Each Exchange on Which Registered
Symbols(s)
Common Stock, par value $0.0001 per share	CDXS	The Nasdaq Global Select Market
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01.	Other Events.
On June 17, 2021, Codexis, Inc. (the “Company” or “Codexis”) announced that on June 7, 2021 it accepted a binding purchase order (the “Purchase Order”) from an undisclosed global pharmaceutical company (the “Customer”) for the sale and purchase of a proprietary Codexis enzyme product (the “Enzyme”) that is intended for use in the manufacture of the Customer’s undisclosed active pharmaceutical ingredient (“API”). The extended price of the quantity of Enzyme to be bought and sold under the Purchase Order is approximately $13.9 million. Delivery dates for the quantity of Enzyme ordered under the Purchase Order are subject to a number of conditions, including, without limitation, the timing of any required regulatory approvals for the Customer’s API that utilizes the Enzyme in its manufacture and completion by Codexis of registration of the Enzyme under the European Union’s REACH legislation.

To the extent that statements contained in this Current Report on Form 8-K are not descriptions of historical facts regarding Codexis, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor of the Private Securities Litigation Reform Act of 1995. Such forward looking statements relate to, among other things, the Company’s potential receipt of payments pursuant to the Purchase Order. Such forward-looking statements involve substantial risks and uncertainties that could cause Codexis’ future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Codexis undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Codexis’ business in general, please refer to Codexis’ Annual Report on Form 10-K filed with the SEC on March 1, 2021, Codexis’ Quarterly Report on Form 10-Q for the three months ended March 31, 2021 filed with the SEC on May 7, 2021 and Codexis’ other periodic reports filed with the SEC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 17, 2021

CODEXIS, INC.

By:	/s/ Ross Taylor
Name:	Ross Taylor
Title:	Senior Vice President and Chief Financial Officer